UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 18, 2015

The Staffing Group Ltd.

(Exact name of registrant as specified in its charter)

Nevada	333-185083	99-0377457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Poydras Street, Suite 1165

New Orleans, LA 70130

(Address of principal executive offices)

(504) 525-7955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On December 18, 2015, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Labor Smart, Inc. (the "Investor") for the purchase and sale of 12% convertible promissory notes (the "Convertible Note") in the aggregate principal amount of Eighty Thousand Dollars ($80,000). As additional consideration for the purchase of the Convertible Note, we have agreed that, for so long as the Convertible Note is outstanding, the Investor shall have the ability to nominate one (1) member to the Board of Directors. As further consideration, we have also agreed to issue the Investor one (1) share of our Series A Preferred Stock. The Purchase Agreement contains customary representations and warranties. The foregoing description of the Purchase Agreement is qualified by reference to the complete terms of such Purchase Agreement, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The holder of the Convertible Note has the right at any time and from time to time to convert the principal amount into shares of the Company's common stock at a conversion price equal to 75% of the market price (as defined in the Convertible Note). Interest on the Convertible Notes accrues at the rate of 12% per annum and is payable upon the earlier of conversion or maturity. The Company has the right to pay the accrued interest in cash or stock. The Convertible Note matures on December 16, 2016.

The foregoing description of the Convertible Note is qualified by reference to the complete terms of such Convertible Notes, the form of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The Convertible Note and shares of common stock issuable upon conversion of the Convertible Note have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act or any applicable state securities laws.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures made in Item 1.01, which are incorporated herein by reference.

Item 3.02 - Unregistered Sales of Equity Securities

See the disclosures made in Item 1.01, which are incorporated herein by reference.

The issuance of the securities described above were completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Convertible Note
10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STAFFING GROUP, LTD.

Date: December 21, 2015	By:	/s/ Brian McLoone
Brian McLoone
Chief Executive Officer